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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 1, 2006


                               BCSB Bankcorp, Inc.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


        United States                0-24589               52-2108333
----------------------------       -----------         ------------------
(State Or Other Jurisdiction       (Commission         (IRS Employer
Of Incorporation)                  File Number)        Identification No.)


 4111 E. Joppa Road, Suite 300, Baltimore, Maryland      21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       OTHER EVENTS

         On December 1, 2006, BCSB Bankcorp, Inc. (the "Company"), the holding company for Baltimore County Savings Bank, FSB, headquartered in Baltimore, Maryland, announced that it has determined to suspend its dividend program and has agreed with its primary regulator, the Office of Thrift Supervision, that it will not issue a dividend to its stockholders going forward without the regulator's consent. For further information, see the Company's press release dated December 1, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibit is filed herewith:

                Exhibit 99.1  Press Release dated December 1, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BCSB BANKCORP, INC.



Date:  December 4, 2006               By: /s/ David M. Meadows
                                          --------------------------------------
                                          David M. Meadows
                                          Executive Vice President and Secretary